EXHIBIT 10.1

                                          INDEPENDENT AUDITOR'S CONSENT


         We consent to the use of our reports included herein and to the reference to our firm under the heading "Statement by Experts" in the registration statement.



KPMG
Adelaide, Australia



August 21, 2003